Exhibit 99.1

Amneal Completes Acquisition of Kashiv BioSciences, Creating a Global Biosimilar Leader

Establishes an integrated global platform spanning biosimilar R&D, manufacturing and commercialization

Adds a major long-term growth pillar and extends Amneal’s growth profile into the 2030s

BRIDGEWATER, N.J., August 10, 2026 (GLOBE NEWSWIRE) -- Amneal Pharmaceuticals, Inc. (“Amneal” or the “Company”) (NASDAQ: AMRX) today announced the completion of its acquisition of Kashiv BioSciences, LLC (“Kashiv”), creating a fully integrated global biosimilars leader with end-to-end capabilities across research, development, manufacturing and commercialization. The combination establishes one of the industry’s few fully integrated biosimilars platforms.

“The completion of this acquisition marks a pivotal step in Amneal’s strategy to become America’s #1 Affordable Medicines company,” said Chirag Patel, Co-Founder and Co-Chief Executive Officer. “With this acquisition, we have created an integrated biosimilars business that can launch multiple biosimilars each year and extends our growth profile into the next decade.”

“We are pleased to welcome the Kashiv team to Amneal and thank our shareholders and other stakeholders for their strong support,” said Chintu Patel, Co-Founder and Co-Chief Executive Officer. “This acquisition helps to position Amneal to capitalize on an unprecedented wave of biologic loss of exclusivity. Together, we will pursue this significant opportunity and work to expand patient access to high-quality, affordable biologic medicines.”

Strategic Combination
The acquisition combines Kashiv’s biologics research, development and manufacturing capabilities with Amneal’s commercial scale, establishing biosimilars as a major long-term growth pillar within the Company’s Affordable Medicines business. The transaction provides Amneal access to the global biosimilars market with more than $300 billion projected global biologics loss-of-exclusivity over the next decade. The combined portfolio is expected to support a consistent cadence of biosimilar launches for years to come.

Integration and Next Steps
The transaction builds on a relationship between Amneal and Kashiv spanning more than a decade, providing a strong foundation for integration. Integration planning and related activities are underway and are focused on combining the companies’ development and manufacturing capabilities and advancing the biosimilar pipeline.

Goldman Sachs & Co. LLC served as financial advisor and Richards, Layton & Finger, P.A. served as legal counsel to the Committee of Independent Directors of the Board of Directors. Simpson Thacher & Bartlett LLP served as legal counsel, among other financial and compliance advisors, to Amneal.

J.P. Morgan Securities LLC served as financial advisor, Holland & Knight LLP served as legal counsel, and Dhinal Shah Associates served as an advisor in India to Kashiv.

About Amneal
Amneal Pharmaceuticals, Inc. (Nasdaq: AMRX), headquartered in Bridgewater, New Jersey, is a diversified, global biopharmaceutical leader focused on expanding access to affordable and innovative medicines. Amneal was founded in 2002 by brothers and co-CEOs Chirag and Chintu Patel, and built on the belief that innovation only matters if it’s accessible. Today, Amneal has a diverse and growing portfolio of approximately 300 complex generic, specialty and biosimilar medicines, delivering more than 160 million prescriptions annually, primarily in the United States. Our Affordable Medicines segment spans retail generics, injectables, and biosimilars. Our Specialty segment provides branded treatments in neurology, including Parkinson’s disease and migraine, and endocrinology. Our AvKARE segment distributes pharmaceuticals and medical products to U.S. federal, retail, and institutional customers. For additional information, please visit amneal.com and follow us on LinkedIn.

About Kashiv BioSciences
Kashiv BioSciences, LLC is a vertically integrated biopharmaceutical company with numerous commercial and advanced clinical-stage assets and is among the few U.S.-based companies to both manufacture and receive marketing authorization for multiple biosimilars. Kashiv BioSciences, LLC in the U.S., together with its subsidiaries in India (collectively, “Kashiv BioSciences”) operates with robust infrastructure and highly skilled teams that provide global R&D, clinical, manufacturing, regulatory, and IP capabilities. Kashiv BioSciences believes that its people, partners, and shared purpose fuel its work to advance patient care and access to important medicines. For additional information, please visit kashivbiosciences.com and follow Kashiv BioSciences on LinkedIn.

Cautionary Statement on Forward-Looking Statements
Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations, financial results, or forecasts for the future, including among other things: our growth profile; our ability to obtain approval for and launch biosimilars and the frequency of such launches; our ability to become America’s #1 Affordable Medicines company; our ability to capitalize on losses of exclusivity; our ability to expand patient access to medicines; our integration prospects; our ability to create value for our shareholders; and other non-historical statements. Words such as “plans,” “expects,” “will,” “anticipates,” “estimates,” and similar words, or the negatives thereof, are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events, including with respect to future market conditions, company performance and financial results, operational investments, business prospects, new strategies and growth initiatives, the competitive environment, our integration of research, development, manufacturing and commercialization capabilities, and other events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company.

Such risks and uncertainties include, but are not limited to: our ability to successfully integrate Kashiv; our ability to successfully develop, license, acquire, obtain approval for and commercialize new products on a timely basis; the competition we face in the pharmaceutical and biologics industry from brand and generic product companies, and the impact of that competition on our ability to set prices; our ability to obtain exclusive marketing rights for our products; the impact of illegal distribution and sale by third parties of counterfeit versions of our products or stolen products; the impact of negative market perceptions of us and the safety and quality of our products; our revenues are derived from the sales of a limited number of products, a substantial portion of which are through a limited number of customers; the continuing trend of consolidation of certain customer groups; the impact of supply chain disruption; the imposition of tariffs may adversely affect our business, results of operations and financial condition; a U.S. government shutdown could adversely impact our regulatory, operational and financial performance; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; our dependence on information technology systems and infrastructure and the potential for cybersecurity incidents, and risks associated with artificial intelligence; the impact of a prolonged business interruption within our supply chain; our ability to attract, hire and retain highly skilled personnel; risks related to federal regulation of arrangements between manufacturers of branded and generic products; our reliance on certain licenses to proprietary technologies from time to time; the significant amount of resources we expend on research and development; the risk of claims brought against us by third parties; risks related to changes in the regulatory environment, including U.S. federal and state laws related to government contracting, healthcare fraud abuse, most-favored nation pricing policies, government price controls, and health information privacy and security and changes in such laws; changes to Food and Drug Administration product approval requirements and review processes; the impact of healthcare reforms and changes in coverage and reimbursement levels and funding by governmental authorities and other third-party payers, including increases in the number of uninsured individuals and the impact of the expiration of enhanced premium tax credits and subsidies for eligible households that enroll in qualified health plans offered in Patient Protection and Affordable Care Act health insurance exchanges; our ability to identify, make and integrate acquisitions or investments in complementary businesses and products on advantageous terms; our dependence on third-party agreements for a portion of our product offerings; our potential expansion into additional international markets subjecting us to increased regulatory, economic, social and political uncertainties; the impact of global economic, political or other catastrophic events; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; our obligations under a tax receivable agreement may be significant; and the high concentration of ownership of our Class A common stock by the Amneal Group. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.

Investor Contact
Anthony DiMeo
VP, Investor Relations
anthony.dimeo@amneal.com

Media Contact
Brandon Skop
Sr. Director, Corporate Communications
brandon.skop@amneal.com